UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

YERBAÉ BRANDS CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada	000-56654	85-2611392
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

18801 N Thompson Peak Pkwy, Suite 380
Scottsdale, AZ 85255

(Address of principal executive offices)

480.471.8391

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed by Yerbaé Brands Corp. (“Yerbaé” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 8, 2025, the Company entered into an Arrangement Agreement on January 7, 2025 (the “Arrangement Agreement”) with Safety Shot, Inc. (“Safety Shot”), pursuant to which Safety Shot agreed, among other things, to acquire all of the issued and outstanding common shares of the Company (the “Yerbaé Shares”) in exchange for shares of common stock of Safety Shot (each, a “Safety Shot Share”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”). The Arrangement was consummated on June 27, 2025.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note is incorporated by reference herein.

Pursuant to the terms of the Arrangement Agreement, at the effective time of the Arrangement (the “Effective Time”), all of the Yerbaé Shares then issued and outstanding immediately prior to the Effective Time (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé performance share units (each, a “Yerbaé PSU”) and Yerbaé restricted share units (each, a “Yerbaé RSU”), which were settled immediately prior to the Effective Time) were acquired by Safety Shot in consideration for the right to receive 0.2918 Safety Shot Shares per Yerbaé Share (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which were settled immediately prior to the Effective Time), for an aggregate of 19,881,948 Safety Shot Shares. Immediately following the Effective Time, the stockholders of Safety Shot immediately prior to the Effective Time owned approximately 81.6% and the former holders of Yerbaé Shares, Yerbaé PSUs and Yerbaé RSUs owned approximately 18.4% of Safety Shot.

Also at the Effective Time, under the terms of the Arrangement Agreement, each option (each, a “Replaced Option”) to purchase Yerbaé Shares outstanding immediately prior to the Effective Time (whether or not vested) was deemed to be exchanged for an option (each, a “Replacement Option”) entitling the holder to purchase Safety Shot Shares. The number of Safety Shot Shares underlying each Replacement Option equals the number of Yerbaé Shares underlying the Replaced Option multiplied by the exchange ratio of 0.2918 (the “Exchange Ratio”). The exercise price of each Replacement Option equals the exercise price of the corresponding Replaced Option divided by the Exchange Ratio and each Replacement Option is fully vested. In accordance with the respective terms of Yerbaé’s outstanding warrants and debentures, the terms of each warrant (each, a “Yerbaé Warrant”) and debenture of Yerbaé (each, a “Yerbaé Debenture”) entitle the holder thereof to receive, upon exercise or conversion, as applicable, in substitution for the number of Yerbaé Shares subject to such warrant or debenture, Safety Shot Shares, as adjusted in accordance with the Exchange Ratio.

The foregoing summary description of the completion of the Arrangement does not purport to be complete and is qualified in its entirety by reference to the terms of the Arrangement Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 8, 2025, and is incorporated by reference into this Item 2.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27 2025, the following directors and officers resigned from their positions of Yerbae:

Name	Position
Todd Gibson	Chief Executive Officer and director
Karrie Gibson	Interim Chief Financial Officer, Chief Operating Officer and director
Seth Smith	Vice President, Sales
Renata Kubick	Corporate Secretary
Andrew Dratt	Director
Rose Zanic	Director
Maruf Raza	Director

On the same date, Jarrett Boon, Todd Gibson and Danielle De Rosa were appointed as directors of the Company.

Item 7.01.	Regulation FD Disclosure.

Press Release

On June 27, 2025, the Company issued a press release announcing the closing of the Arrangement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibits Number	Description
2.1*	Arrangement Agreement by and between Safety Shot and Yerbaé dated January 7, 2025 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on January 8, 2025)

99.1	Press Release dated June 27, 2025 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Safety Shot Inc. with the SEC on June 27, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YERBAÉ BRANDS CORP.

Dated: July 3, 2025	By	/s/ Todd Gibson
Todd Gibson, Director